Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended December 31,		Years Ended December 31,
	2013	2012	2013	2012
Revenues:
Rooms	$126,917	$117,255	$506,348	$429,689
Food and beverage	81,426	73,483	294,969	264,893
Other hotel operating revenue	32,709	20,799	93,535	75,857
Lease revenue	1,385	1,273	5,161	4,778
Total revenues	242,437	212,810	900,013	775,217
Operating Costs and Expenses:
Rooms	36,160	33,288	144,464	121,794
Food and beverage	59,504	54,794	225,213	193,431
Other departmental expenses	56,226	55,189	220,523	200,219
Management fees	7,829	6,227	27,126	23,085
Other hotel expenses	15,239	15,221	60,618	53,117
Lease expense	1,234	1,155	4,818	4,580
Depreciation and amortization	24,507	26,055	101,943	99,458
Impairment losses and other charges	—	18,406	728	18,406
Corporate expenses	7,161	8,150	25,807	31,578
Total operating costs and expenses	207,860	218,485	811,240	745,668
Operating income (loss)	34,577	(5,675)	88,773	29,549
Interest expense	(20,405)	(16,862)	(84,276)	(75,489)
Interest income	14	95	59	213
Equity in (losses) earnings of unconsolidated affiliates	(265)	(11,431)	2,987	(13,485)
Foreign currency exchange gain (loss)	8	15	44	(1,258)
Other (expenses) income, net	(359)	455	(314)	1,820
Income (loss) before income taxes and discontinued operations	13,570	(33,403)	7,273	(58,650)
Income tax expense	(153)	(257)	(557)	(800)
Income (loss) from continuing operations	13,417	(33,660)	6,716	(59,450)
Income from discontinued operations, net of tax	2,248	1,362	3,171	1,189
Net Income (Loss)	15,665	(32,298)	9,887	(58,261)
Net (income) loss attributable to the noncontrolling interests in SHR's operating partnership	(60)	58	(38)	184
Net (income) loss attributable to the noncontrolling interests in consolidated affiliates	(6,341)	1,880	1,126	2,771
Net Income (Loss) Attributable to SHR	9,264	(30,360)	10,975	(55,306)
Preferred shareholder dividends	(6,041)	(6,041)	(24,166)	(24,166)
Net Income (Loss) Attributable to SHR Common Shareholders	$3,223	$(36,401)	$(13,191)	$(79,472)
Basic Income (Loss) Per Share:
Income (loss) from continuing operations attributable to SHR common shareholders	$0.01	$(0.18)	$(0.08)	$(0.40)
Income from discontinued operations attributable to SHR common shareholders	0.01	—	0.02	—
Net income (loss) attributable to SHR common shareholders	$0.02	$(0.18)	$(0.06)	$(0.40)
Weighted average common shares outstanding	206,814	206,836	206,334	201,109
Diluted Income (Loss) Per Share:
Income (loss) from continuing operations attributable to SHR common shareholders	$0.01	$(0.18)	$(0.08)	$(0.40)
Income from discontinued operations attributable to SHR common shareholders	0.01	—	0.02	—
Net income (loss) attributable to SHR common shareholders	$0.02	$(0.18)	$(0.06)	$(0.40)
Weighted average common shares outstanding	208,986	206,836	206,334	201,109

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Consolidated Balance Sheets
(in thousands, except share data)

	December 31,
	2013	2012
Assets
Investment in hotel properties, net	$1,795,338	$1,970,560
Goodwill	38,128	40,359
Intangible assets, net of accumulated amortization of $12,213 and $10,812	29,502	30,631
Assets held for sale	135,901	—
Investment in unconsolidated affiliates	104,973	112,488
Cash and cash equivalents	73,655	80,074
Restricted cash and cash equivalents	75,916	58,579
Accounts receivable, net of allowance for doubtful accounts of $1,745 and $1,602	39,660	45,620
Deferred financing costs, net of accumulated amortization of $12,354 and $7,049	8,478	11,695
Deferred tax assets	—	2,203
Prepaid expenses and other assets	35,600	54,208
Total assets	$2,337,151	$2,406,417
Liabilities, Noncontrolling Interests and Equity
Liabilities:
Mortgages and other debt payable	$1,163,696	$1,176,297
Bank credit facility	110,000	146,000
Liabilities of assets held for sale	17,027	—
Accounts payable and accrued expenses	189,889	228,397
Deferred tax liabilities	46,137	47,275
Total liabilities	1,526,749	1,597,969
Commitments and contingencies
Noncontrolling interests in SHR’s operating partnership	7,534	5,463
Equity:
SHR’s shareholders’ equity:
8.50% Series A Cumulative Redeemable Preferred Stock ($0.01 par value per share; 4,148,141 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $103,704 in the aggregate)	99,995	99,995
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,615,375 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $90,384 in the aggregate)	87,064	87,064
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,827,727 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $95,693 in the aggregate)	92,489	92,489
Common stock ($0.01 par value per share; 350,000,000 shares of common stock authorized; 205,582,838 and 204,308,710 shares of common stock issued and outstanding)	2,056	2,043
Additional paid-in capital	1,705,306	1,730,535
Accumulated deficit	(1,234,952)	(1,245,927)
Accumulated other comprehensive loss	(41,445)	(58,871)
Total SHR’s shareholders’ equity	710,513	707,328
Noncontrolling interests in consolidated affiliates	92,355	95,657
Total equity	802,868	802,985
Total liabilities, noncontrolling interests and equity	$2,337,151	$2,406,417

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Financial Highlights
Supplemental Financial Data
(in thousands, except per share information)

	December 31, 2013
	Pro Rata Share	Consolidated
Capitalization
Shares of common stock outstanding	205,583	205,583
Operating partnership units outstanding	797	797
Restricted stock units outstanding	1,699	1,699
Combined shares and units outstanding	208,079	208,079
Common stock price at end of period	$9.45	$9.45
Common equity capitalization	$1,966,347	$1,966,347
Preferred equity capitalization (at $25.00 face value)	289,102	289,102
Consolidated debt	1,273,696	1,273,696
Pro rata share of unconsolidated debt	231,400	—
Pro rata share of consolidated debt	(132,794)	—
Cash and cash equivalents	(73,655)	(73,655)
Total enterprise value	$3,554,096	$3,455,490
Net Debt / Total Enterprise Value	36.6%	34.7%
Preferred Equity / Total Enterprise Value	8.1%	8.4%
Common Equity / Total Enterprise Value	55.3%	56.9%

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Discontinued Operations
The results of operations of hotels sold or held for sale are classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. On December 12, 2013, we entered into an agreement to sell the Four Seasons Punta Mita Resort and the adjacent La Solana land parcel for $200,000,000.
The following is a summary of income from discontinued operations for the three months and years ended December 31, 2013 and 2012 (in thousands):

	Three Months Ended December 31,		Years Ended December 31,
	2013	2012	2013	2012
Hotel operating revenues	$12,300	$11,262	$37,964	$33,100
Operating costs and expenses	9,061	8,010	30,203	26,909
Depreciation and amortization	1,052	993	4,075	4,006
Impairment losses and other charges	—	437	—	437
Total operating costs and expenses	10,113	9,440	34,278	31,352
Operating income	2,187	1,822	3,686	1,748
Interest income	—	—	—	4
Foreign currency exchange (loss) gain	(142)	79	(1)	(352)
Other income, net	375	—	375	—
Income tax expense	(172)	(539)	(889)	(211)
Income from discontinued operations	$2,248	$1,362	$3,171	$1,189

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Investments in Unconsolidated Affiliates
(in thousands)
We have a 36.4% and 50.0% ownership interest in the Hotel del Coronado and the Fairmont Scottsdale Princess hotel, respectively. We account for these investments using the equity method of accounting.

	Three Months Ended December 31, 2013			Three Months Ended December 31, 2012
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$33,115	$23,634	$56,749	$29,888	$20,546	$50,434
Property EBITDA (100%)	$8,668	$4,111	$12,779	$7,201	$3,034	$10,235
Equity in (losses) earnings of unconsolidated affiliates (SHR ownership)
Property EBITDA	$3,153	$2,056	$5,209	$2,491	$1,517	$4,008
Depreciation and amortization	(1,917)	(1,565)	(3,482)	(1,797)	(1,823)	(3,620)
Interest expense	(1,941)	(193)	(2,134)	(2,549)	(189)	(2,738)
Other expenses, net	(14)	(23)	(37)	(7,869)	(111)	(7,980)
Income taxes	85	—	85	90	—	90
Equity in (losses) earnings of unconsolidated affiliates	$(634)	$275	$(359)	$(9,634)	$(606)	$(10,240)
EBITDA Contribution:
Equity in (losses) earnings of unconsolidated affiliates	$(634)	$275	$(359)	$(9,634)	$(606)	$(10,240)
Depreciation and amortization	1,917	1,565	3,482	1,797	1,823	3,620
Termination fee	—	—	—	7,820	—	7,820
Interest expense	1,941	193	2,134	2,549	189	2,738
Income taxes	(85)	—	(85)	(90)	—	(90)
EBITDA Contribution	$3,139	$2,033	$5,172	$2,442	$1,406	$3,848
FFO Contribution:
Equity in (losses) earnings of unconsolidated affiliates	$(634)	$275	$(359)	$(9,634)	$(606)	$(10,240)
Depreciation and amortization	1,917	1,565	3,482	1,797	1,823	3,620
Termination fee	—	—	—	7,820	—	7,820
FFO Contribution	$1,283	$1,840	$3,123	$(17)	$1,217	$1,200

	Year Ended December 31, 2013			Year Ended December 31, 2012
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$148,482	$93,133	$241,615	$140,220	$77,281	$217,501
Property EBITDA (100%)	$47,155	$18,883	$66,038	$40,722	$12,777	$53,499
Equity in earnings (losses) of unconsolidated affiliates (SHR ownership)
Property EBITDA	$17,152	$9,442	$26,594	$13,989	$6,389	$20,378
Depreciation and amortization	(7,564)	(6,570)	(14,134)	(6,895)	(7,145)	(14,040)
Interest expense	(8,325)	(778)	(9,103)	(10,093)	(778)	(10,871)
Other expenses, net	(242)	(58)	(300)	(7,931)	(155)	(8,086)
Income taxes	(191)	—	(191)	383	—	383
Equity in earnings (losses) of unconsolidated affiliates	$830	$2,036	$2,866	$(10,547)	$(1,689)	$(12,236)
EBITDA Contribution
Equity in earnings (losses) of unconsolidated affiliates	$830	$2,036	$2,866	$(10,547)	$(1,689)	$(12,236)
Depreciation and amortization	7,564	6,570	14,134	6,895	7,145	14,040
Termination fee	—	—	—	7,820	—	7,820
Interest expense	8,325	778	9,103	10,093	778	10,871
Income taxes	191	—	191	(383)	—	(383)
EBITDA Contribution	$16,910	$9,384	$26,294	$13,878	$6,234	$20,112
FFO Contribution
Equity in earnings (losses) of unconsolidated affiliates	$830	$2,036	$2,866	$(10,547)	$(1,689)	$(12,236)
Depreciation and amortization	7,564	6,570	14,134	6,895	7,145	14,040
Termination fee	—	—	—	7,820	—	7,820
FFO Contribution	$8,394	$8,606	$17,000	$4,168	$5,456	$9,624

Investments in Unconsolidated Affiliates (Continued)
(in thousands)

Debt	Interest Rate	Spread over LIBOR	Loan Amount	Maturity (a)
Hotel del Coronado
CMBS Mortgage and Mezzanine	3.82%	365 bp	$475,000	March 2018
Cash and cash equivalents			(7,462)
Net Debt			$467,538
Fairmont Scottsdale Princess
CMBS Mortgage	0.53%	36 bp	$117,000	April 2015
Cash and cash equivalents			(6,841)
Net Debt			$110,159

(a)	Includes extension options.

Caps	Effective Date	LIBOR Cap Rate	Notional Amount	Maturity
Hotel del Coronado
CMBS Mortgage and Mezzanine Loan Caps	March 2013	3.00%	$475,000	March 2015
Fairmont Scottsdale Princess
CMBS Mortgage Loan Cap	December 2013	4.00%	$117,000	April 2015

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Leasehold Information
(in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2013	2012	2013	2012
Marriott Hamburg:
Property EBITDA	$1,741	$1,472	$6,298	$5,876
Revenue (a)	$1,385	$1,273	$5,161	$4,778

Lease expense	(1,234)	(1,155)	(4,818)	(4,580)
Less: Deferred gain on sale-leaseback	(53)	(50)	(207)	(200)
Adjusted lease expense	(1,287)	(1,205)	(5,025)	(4,780)

EBITDA contribution from leasehold	$98	$68	$136	$(2)

	December 31,
Security Deposit (b):	2013	2012
Marriott Hamburg	$2,611	$2,507

(a)	For the three months and years ended December 31, 2013 and 2012, Revenue for the Marriott Hamburg hotel represents lease revenue.

(b)	The security deposit is recorded in prepaid expenses and other assets on the consolidated balance sheets.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Non-GAAP Financial Measures
We present five non-GAAP financial measures that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO—Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Comparable EBITDA.
EBITDA represents net income (or loss) attributable to SHR common shareholders excluding: (i) interest expense, (ii) income taxes, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; (iii) depreciation and amortization; and (iv) preferred stock dividends. EBITDA also excludes interest expense, income taxes and depreciation and amortization of our unconsolidated affiliates. EBITDA is presented on a full participation basis, which means we have assumed conversion of all redeemable noncontrolling interests of our operating partnership into our common stock. We believe this treatment of noncontrolling interests provides useful information for management and our investors and appropriately considers our current capital structure. We also present Comparable EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks, as well as the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.
We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, with the exception of impairment of depreciable real estate. NAREIT adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property, impairment of depreciable real estate, real estate-related depreciation and amortization, and our portion of these items related to unconsolidated affiliates. We also present FFO—Fully Diluted, which is FFO plus income or loss on income attributable to redeemable noncontrolling interests in our operating partnership. We also present Comparable FFO, which is FFO—Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe that the presentation of FFO, FFO—Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding, excluding shares related to the JW Marriott Essex House Hotel put option. Dilutive securities may include shares granted under share-based compensation plans and operating partnership units. No effect is shown for securities that are anti-dilutive.
We caution investors that amounts presented in accordance with our definitions of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA should not be considered as an alternative measure of our net income (or loss) or operating performance. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income (or loss) attributable to SHR common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. We have provided a quantitative reconciliation of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net income (or loss) attributable to SHR common shareholders.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Reconciliation of Net Income (Loss) Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA
(in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2013	2012	2013	2012
Net income (loss) attributable to SHR common shareholders	$3,223	$(36,401)	$(13,191)	$(79,472)
Depreciation and amortization—continuing operations	24,507	26,055	101,943	99,458
Depreciation and amortization—discontinued operations	1,052	993	4,075	4,006
Interest expense—continuing operations	20,405	16,862	84,276	75,489
Income taxes—continuing operations	153	257	557	800
Income taxes—discontinued operations	172	539	889	211
Noncontrolling interests	60	(58)	38	(184)
Adjustments from consolidated affiliates	(3,589)	(4,217)	(14,604)	(8,599)
Adjustments from unconsolidated affiliates	5,553	6,956	23,489	27,562
Preferred shareholder dividends	6,041	6,041	24,166	24,166
EBITDA	57,577	17,027	211,638	143,437
Realized portion of deferred gain on sale-leaseback	(53)	(50)	(207)	(200)
Loss on sale of assets	430	—	1,185	—
Loss on sale of assets—adjustments from consolidated affiliates	(85)	—	(455)	—
Impairment losses and other charges—continuing operations	—	18,406	728	18,406
Impairment losses and other charges—discontinued operations	—	437	—	437
Foreign currency exchange (gain) loss—continuing operations (a)	(8)	(15)	(44)	1,258
Foreign currency exchange loss (gain)—discontinued operations (a)	142	(79)	1	352
Activist shareholder costs	342	—	342	—
Adjustment for Value Creation Plan	—	(1,352)	—	1,407
Severance charges	—	2,485	—	2,485
Management agreement termination fee (b)	—	7,820	—	7,820
Comparable EBITDA	$58,345	$44,679	$213,188	$175,402

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

(b)
Our share of the Hotel del Coronado management agreement termination fee included in both equity in (losses) earnings of unconsolidated affiliates and net (income) loss attributable to the noncontrolling interest in consolidated affiliates.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Reconciliation of Net Income (Loss) Attributable to SHR Common Shareholders to
Funds From Operations (FFO), FFO—Fully Diluted and Comparable FFO
(in thousands, except per share data)

	Three Months Ended December 31,		Years Ended December 31,
	2013	2012	2013	2012
Net income (loss) attributable to SHR common shareholders	$3,223	$(36,401)	$(13,191)	$(79,472)
Depreciation and amortization—continuing operations	24,507	26,055	101,943	99,458
Depreciation and amortization—discontinued operations	1,052	993	4,075	4,006
Corporate depreciation	(125)	(190)	(508)	(979)
Loss on sale of assets	430	—	1,185	—
Realized portion of deferred gain on sale-leaseback	(53)	(50)	(207)	(200)
Noncontrolling interests adjustments	(123)	(127)	(400)	(501)
Adjustments from consolidated affiliates	(1,813)	(1,906)	(7,378)	(4,091)
Adjustments from unconsolidated affiliates	3,482	3,923	14,135	15,258
FFO	30,580	(7,703)	99,654	33,479
Redeemable noncontrolling interests	183	69	438	317
FFO—Fully Diluted	30,763	(7,634)	100,092	33,796
Impairment losses and other charges—continuing operations	—	18,406	728	18,406
Impairment losses and other charges—discontinued operations	—	437	—	437
Non-cash mark to market of interest rate swaps	(2,496)	(7,833)	(11,617)	(12,238)
Foreign currency exchange (gain) loss—continuing operations (a)	(8)	(15)	(44)	1,258
Foreign currency exchange loss (gain)—discontinued operations (a)	142	(79)	1	352
Activist shareholder costs	342	—	342	—
Adjustment for Value Creation Plan	—	(1,352)	—	1,407
Severance charges	—	2,485	—	2,485
Management agreement termination fee (b)	—	7,820	—	7,820
Comparable FFO	$28,743	$12,235	$89,502	$53,723
Comparable FFO per fully diluted share	$0.14	$0.06	$0.43	$0.26
Weighted average diluted shares (c)	209,800	209,307	209,328	203,605

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

(b)
Our share of the Hotel del Coronado management agreement termination fee included in both equity in (losses) earnings of unconsolidated affiliates and net (income) loss attributable to the noncontrolling interests in consolidated affiliates.

(c)	Excludes shares related to the JW Marriott Essex House Hotel put option.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Debt Summary
(dollars in thousands)

Debt	Interest Rate	Spread (a)	Loan Amount	Maturity (b)
Marriott London Grosvenor Square (c)	4.28%	375 bp (c)	$115,958	October 2014
North Beach Venture	5.00%	Fixed	1,469	January 2015
Bank credit facility	3.17%	300 bp	110,000	June 2015
Four Seasons Washington, D.C.	3.32%	315 bp	130,000	July 2016
Westin St. Francis	6.09%	Fixed	209,588	June 2017
Fairmont Chicago	6.09%	Fixed	93,124	June 2017
JW Marriott Essex House Hotel	4.75%	400 bp	185,826	September 2017
Hyatt Regency La Jolla (d)	4.50% / 10.00%	400 bp / Fixed	89,312	December 2017
InterContinental Miami	3.67%	350 bp	85,000	July 2018
Loews Santa Monica Beach Hotel	4.02%	385 bp	109,000	July 2018
InterContinental Chicago	5.61%	Fixed	144,419	August 2021
			$1,273,696

(a)
Spread over LIBOR (0.17% at December 31, 2013). Interest on the JW Marriott Essex House Hotel loan is subject to a 0.75% LIBOR floor. Interest on the Hyatt Regency La Jolla loan is subject to a 0.50% LIBOR floor.

(b)	Includes extension options.

(c)
Principal balance of £70,040,000 at December 31, 2013. On August 7, 2013, the Company entered into an amendment to the mortgage loan. The amendment extended the maturity of the loan to October 2014 and waived the July 2013 and subsequent principal payments through the extended term. Pursuant to the amendment, the spread over GBP LIBOR increases in steps during the extension period from GBP LIBOR plus 2.10% in August 2013 to GBP LIBOR plus 4.25% in April 2014. The spread in the table is the spread over three-month GBP LIBOR (0.53% at December 31, 2013).

(d)	Interest on $72,000,000 is payable at LIBOR plus 4.00%, subject to a 0.50% LIBOR floor, and interest on $17,312,000 is payable at a fixed rate of 10.00%.
Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
February 2010	4.90%	$100,000	September 2014
February 2010	4.96%	100,000	December 2014
December 2010	5.23%	100,000	December 2015
February 2011	5.27%	100,000	February 2016
	5.09%	$400,000

Future scheduled debt principal payments (including extension options) are as follows:

Years ending December 31,	Amount
2014	$120,213
2015	117,498
2016	139,783
2017	577,043
2018	185,015
Thereafter	134,144
$1,273,696

Percent of fixed rate debt including swaps	68.0%
Weighted average interest rate including swaps (e)	6.21%
Weighted average maturity of fixed rate debt (debt with maturity of greater than one year)	3.92

(e) Excludes the amortization of deferred financing costs and the amortization of the interest rate swap costs.